Acquisition of Precision Partners (Notes)	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Acquisition of Precision Partners
Acquisition of Precision Partners

On August 4, 2017, we acquired PPHC Holdings, LLC (“Precision Partners”), which provides advanced-engineered solutions, tool design and build, hot- and cold-stamped steel components and complex assemblies for the automotive market. Precision Partners is headquartered in Ontario, Canada and has over 1,000 employees, including approximately 300 engineers and skilled tool makers, across eight plants in Ontario, Alabama and Kentucky. We acquired Precision Partners to advance our core focus on the high-growth automotive lightweighting market and our prominent position in advanced high strength steels, further strengthen our close collaboration with automotive market customers, and leverage both companies’ research and innovation in metals forming. The consolidated financial statements reflect the effects of the acquisition and Precision Partner’s financial results beginning August 4, 2017.

We paid the initial purchase price of $360.4, net of cash acquired, with cash on hand and borrowings under the Credit Facility. The purchase price is subject to a customary working capital adjustment based on the final net working capital position at the closing date of the acquisition. For the year ended December 31, 2017, we incurred acquisition costs of $6.2, primarily for transaction fees and direct costs, including legal, finance, consulting and other professional fees. These costs are included in selling and administrative expenses in the consolidated statements of operations.

A summary of the preliminary purchase price allocation for the fair value of the assets acquired and the obligations assumed at the date of the acquisition is presented below. The purchase price allocation is preliminary and is subject to the completion of several items, including the final net working capital adjustment under the purchase agreement governing the terms of the acquisition.

Accounts receivable	$34.9
Inventory	54.2
Other current assets	2.2
Property, plant and equipment	94.0
Amortizable intangible assets	56.9
Goodwill	221.0
Other non-current assets	0.7
Total assets acquired	463.9
Accounts payable	(37.8)
Accrued liabilities	(35.4)
Other non-current liabilities	(31.9)
Total liabilities assumed	(105.1)
Preliminary purchase price, net of cash acquired (including estimated net working capital adjustment)	$358.8

Goodwill is calculated as the excess of the purchase price over the net assets recognized and primarily represents the growth opportunities in lightweighting solutions to automotive customers, as well as any synergistic benefits to be realized from the acquisition. The goodwill is not deductible for income tax purposes and Precision Partners represents its own reporting unit for goodwill impairment assessments.